Filed under Rule 497(e)

Registration No. 021-162547

CENTER COAST BROOKFIELD CORE MLP FUND I, LLC

Supplement dated August 31, 2018

to the Confidential Private Placement Memorandum dated May 31, 2011,

as amended and supplemented to date

On August 23, 2018, the Board of Managers (“Board”) of Center Coast Brookfield Core MLP Fund I, LLC (the “Fund”) approved a Plan of Liquidation (the “Plan”).  Accordingly, the Fund will be liquidated in accordance with the Plan no later than September 30, 2018 (the “Liquidation Date”).

Suspension of Sales.  Units of the Fund will no longer be available for purchase as of August 31, 2018, including, but not limited to, purchases in connection with reinvestments of dividends.

Liquidation of Assets.  On or before the Liquidation Date, the Fund will seek to convert all of its portfolio securities to cash or cash equivalents.  The Fund may depart from its stated investment objective and strategies as it prepares to distribute its assets to Members.

On the Liquidation Date, the Fund will distribute pro rata to the Fund’s Members of record on the business day preceding the Liquidation Date all the remaining assets of the Fund in complete cancellation and redemption of all the outstanding Units, except for cash, bank deposits or cash equivalents in an estimated amount necessary to pay, or set aside the amount to pay, any liabilities.  Upon the transfer of the liquidating distribution, all outstanding Units of the Fund will be deemed cancelled.  The Fund’s investment adviser, Brookfield Investment Management Inc., and not the Fund, will bear expenses incurred in connection with the carrying-out of the Plan (however, expenses incurred by the Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund).

Suspension of Quarterly Repurchases.  The Fund will not conduct a quarterly repurchase offer for the quarter ended September 30, 2018 in view of the Board’s determination to liquidate the Fund.

Important Tax Information.  As a partnership for federal income tax purposes, the Fund will deliver to Members an IRS Schedule K-1 for the taxable year that ends on the Liquidation Date for tax purposes.  It is uncertain at present precisely when such Schedule K-1 will be available.  Members must include their taxable income or loss from the final tax year of the Fund on their tax returns for their taxable year that includes the Liquidation Date (generally, 2018).  Since Members will receive liquidating distributions and the Fund will be wound up and cease doing business, Members generally will treat such liquidating distributions as redemption proceeds from the complete disposition of their interest in the Fund.  For Members that held the Fund shares as capital assets, capital gain or loss generally will be recognized on the liquidation.  In order to determine such gain or loss, Members generally would compare the amount of their liquidating distribution to their adjusted tax basis in their shares of the Fund at the time of liquidation, adjusted for taxable income, loss, deduction and other partnership items in the year of liquidation.  The deduction of capital losses is subject to limitations.

The tax consequences discussed herein may affect Members differently depending upon their particular tax situations unrelated to the liquidating distribution and the distributions of undistributed income or gains.  Members should consult their tax advisers for information about the tax effects of the liquidation of a partnership interest as applied to their individual circumstances.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Memorandum.

Please retain this Supplement for reference.